Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
January 31, 1999

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.2125%


Excess Protection Level
   3 Month Average  8.15%
      January, 1999  8.15%
      December, 1998  8.46%
      November, 1998  7.85%



Cash Yield                                              21.32%


Investor Charge Offs                                    5.61%


Base Rate                                               7.56%


Over 35 Day Delinquency                                 5.73%


Seller's Interest                                       48.82%


Total Payment Rate                                      11.65%


Total Principal Balance                                $3,647,591,925.48


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,780,925,258.79